Exhibit 4.1

NUMBER		SHARES
*PRC1*	CEDAR REALTY TRUST, INC.

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y.	INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND	SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

CUSIP 150602 506

THIS CERTIFIES THAT

**SPECIMEN**

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE 6.50% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

Cedar Realty Trust, Inc.

(the “Company”) transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated:

By:		By:
	President		Corporate Secretary

Countersigned and Registered:	(SEAL)

American Stock Transfer & Trust Company, LLC

(New York, NY) Transfer Agent and Registrar

By:
Authorized Signatory

CEDAR REALTY TRUST, INC.

IMPORTANT NOTICE

Classes of Stock

THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF CAPITAL STOCK WHICH ARE DESIGNATED AS COMMON STOCK AND PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE PREFERRED STOCK BEFORE THE ISSUANCE OF ANY PREFERRED STOCK. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR, A COPY OF THE CORPORATION’S CHARTER AND A WRITTEN STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH SUCH CLASS OF STOCK. REQUESTS FOR THE CORPORATION’S CHARTER AND SUCH WRITTEN STATEMENT MAY BE DIRECTED TO CEDAR REALTY TRUST, INC., 44 SOUTH BAYLES AVENUE, PORT WASHINGTON, NEW YORK 11050, ATTENTION: SECRETARY.

THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE. NO PERSON MAY BENEFICIALLY OWN SHARES OF SERIES C PREFERRED STOCK IN EXCESS OF 9.9% (OR SUCH GREATER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING SERIES C PREFERRED STOCK OF THE CORPORATION WITH CERTAIN EXCEPTIONS SET FORTH IN THE CORPORATION’S CHARTER. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN SHARES OF SERIES C PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S CHARTER. TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO.

IN ADDITION, UPON THE OCCURRENCE OF CERTAIN EVENTS, IF THE RESTRICTIONS ON OWNERSHIP ARE VIOLATED, THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY EXCHANGED FOR TRUST SHARES WHICH WILL BE HELD IN TRUST BY THE CORPORATION. THE CORPORATION HAS AN OPTION TO ACQUIRE TRUST SHARES UNDER CERTAIN CIRCUMSTANCES. THE CORPORATION WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE A COMPLETE WRITTEN STATEMENT OF THE TERMS AND CONDITIONS OF THE TRUST SHARES. REQUESTS FOR SUCH STATEMENT MAY BE DIRECTED TO CEDAR REALTY TRUST, INC., 44 SOUTH BAYLES AVENUE, PORT WASHINGTON, NEW YORK 11050, ATTENTION: SECRETARY.

Keep this Certificate in a safe place. If it is lost, stolen, or destroyed, the Company will require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT		Custodian
TEN ENT	–	as tenants by the entireties		(Custodian)	(Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors Act of
survivorship and not as tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                               DOES HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares of the 6.50% Series C Cumulative Redeemable Preferred Stock represented by the within Certificate and does hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

X
X
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

3